UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011
_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Item 4.01	Changes in Registrant's Certifying Accountant.

On November 14, 2011, the Board of Directors of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), approved the engagement of Borgers & Cutler CPAs PC (“B&C”) as the Company’s new independent registered public accounting firm.  HKCMCPA Company Limited (“HKCM”), the Company’s former independent registered public accounting firm, was dismissed as the Company’s independent registered public accounting firm simultaneous with the engagement of B&C by the Company on November 14, 2011.  HKCM, however, continues to be retained by the Company to assist the Company in compiling its financial statements.

HKCM’s reports on the Company’s consolidated financial statements for the two years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, and through November 14, 2011, there were no disagreements between the Company and HKCM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCM, would have caused HKCM to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, or through November 1, 2011.

The Company requested HKCM to furnish the Company with a letter addressed to the Commission stating whether HKCM agrees with the above statements.  A copy of HKCM’s letter, dated November 14, 2011 is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended March 31, 2010 and 2009, and the seven month period ended October 31, 2010, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted B&C regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and B&C did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with HKCM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCM, would have caused HKCM to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Predecessor Auditor Regarding Change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: November 14, 2011

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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